SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 15,1997

                      BANC ONE HOME EQUITY LOAN TRUST 1996-A
(Exact name of registrant as specified in its charter)


          New York                   333-03911-01                  36-7151628
(State or Other Jurisdiction  (Commission File              (I.R.S. Employer
 of Incorporation)                    Number)            Identification No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor
1 N. State Street, Chicago IL                                      60670-0126
(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code:                312/407-1902

Item 5.        Other Events

On behalf of Banc One Home Equity Loan Trust 1996-A, a Trust created pursuat to the Pooling Agreement, dated June 7, 1996, by The First National
Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated May 15,1997. The Monthly
Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due May 15, 2021.

               A.      Monthly Report Information:
                       Aggregate distribution information for the current distribution date May 15, 1997.

                            Principal         Interest    Ending Balance

       Cede & Co.     $ 2,160,539.11        $978,747.58    $197,329,412.61

               B. No delinquency in payment under the Transferor Certificate, or the Financial Guaranty Insurance Policy has occurred.

               C.      Have any deficiencies occurred?  NO.
                              Date:
                              Amount:

               D. Were any amounts paid or are any amounts payable under the Financial Guaranty Insurance Policy? NO
                              Amount:

               E. Are there any developments with respect to the Financial Guaranty Insurance Policy? NONE.

               F.      Item 1:  Legal Proceedings:  NONE

               G.      Item 2:  Changes in Securities:  NONE

               H.      Item 4:  Submission of Matters to a Vote of Security
                       Holders:  NONE

               I. Item 5: Other Information - Items 1, 2, 4, 5 if applicable: NOT APPLICABLE


Item 7.   Monthly Statements and Exhibits

          Exhibit No.

               1.  Monthly Statement to Certificateholders dated May 15, 1997

Lehman ABS CorporationDate of Report:5/27/97
Banc One Home Equity Loan Trust 1996-ATime of Report:10:45 AM
P & S Agreement Date:                      "June 7, 1996"
Original Settlement Date:"June 27, 1996"
Series Number of Certificates:
Original Collateral Sale Balance"$236,909,705.69 "


Statement to Certificateholders (Page 1 of 2)

Distribution Date:5/15/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL
PRINCIPAL AMOUNT)

A.INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

Investor Certificate Interest Distributed4.215632
Investor Certificate Interest Shortfall Distributed0.000000
Remaining Unpaid Investor Certificate Interest Shortfall0.000000

Managed Amortization Period ? (Yes=1; No=0)1
Investors Certificate Principal Distributed9.305810
  Principal Distribution Amount9.305810
     Maximum Principal Payment26.819605
     Alternative Principal Payment9.305810
     Principal Collections less Additional Balances9.305810
  Investor Loss Amount Distributed to Investors0.000000
  Accelerated Principal Distribution Amount0.000000
  Credit Enhancement Draw Amount0.00

Total Amount Distributed to Certificateholders (P & I)13.521442

B.INVESTOR CERTIFICATE PRINCIPAL BALANCE

Beginning Investor Certificate Balance"199,489,951.72 "
Ending Investor Certificate Balance"197,329,412.61 "
Beginning Invested Amount"200,674,500.25 "
Ending Invested Amount"198,513,961.14 "
Investor Certificateholder Floating Allocation Percentage97.6933%
Pool Factor0.8499314
Liquidation Loss Amount for Liquidated Loans0.00
Unreimbursed Liquidation Loss Amount0.00

C.POOL INFORMATION

Beginning Pool Balance"205,412,694.36 "
Ending Pool Balance"203,252,155.25 "
Servicing Fee"111,265.21 "

D.INVESTOR CERTIFICATE RATE

Investor Certificate Rate5.887500%
LIBOR Rate5.687500%
Maximum Rate8.845447%

E.DELINQUENCY & REO STATUS

Delinquent 30-59 days
    No. of Accounts69
   Trust Balances"2,676,578.76 "
Delinquent 60-89 days
    No. of Accounts21
   Trust Balances"802,177.35 "
Delinquent 90+ days
    No. of Accounts30
   Trust Balances"1,051,467.67 "
Delinquent 9+ Months
    No. of Accounts2
   Trust Balances"46,938 "
REO
    No. of Accounts0
   Trust Balances0.00


Statement to Certificateholders (Page 2 of 2)

Distribution Date:5/15/97

"IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed"this 8th day of May, 1997"


"       Bank One, Columbus"
       as Servicer

       _______________________________________

       John Jaeger
       Assistant Vice President


















Distribution List:

   Barbara Grosse - First National Bank of Chicago
   Aadit Seshasayee - Lehman Brothers

SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          BANC ONE HOME EQUITY LOAN TRUST 1996-A



                                     By  _______________________________________

                                      Name:          Barbara Grosse
                                      Title:         Assistant Vice President

Dated: May 31, 1997